1	Summary Prospectus ICON Emerging Markets Fund

SUMPRO-EM(01/19)

Summary Prospectus January 22, 2019 As Supplemented Effective May 30, 2019 As Supplemented Effective December 18, 2019
ICON Emerging Markets Fund Class A Shares:Ticker: IPCAX Class S Shares:Ticker: ICARX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 22, 2019, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 21 of the Fund’s prospectus, and in “Sales Charge” on page 34 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	*	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.00%
Other Expenses	0.71%		0.60%
Expense Recoupments[1,2]	0.00%		0.00%
Total Annual Fund Operating Expenses	1.96%		1.60%
Expense Reimbursement[1,2]	(0.16)%		(0.05)%
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2]	1.80%		1.55%

*A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

1During the year ended September 30, 2018, ICON Advisers reimbursed $16,539 and $29,581 and recouped $0 and $512 of Class A and S expenses, respectively. At September 30, 2018, ICON Advisers was reimbursing expenses for Class A and S.

2ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class A of 1.80%. This expense limitation may be terminated at any time after January 31, 2021 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON Advisers has contractually agreed to limit the total expenses of the Class S shares of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.55%. This expense limitation may be terminated at any time after January 31, 2020 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON Advisers is entitled to recoup from the Fund any fees reimbursed pursuant to this arrangement if such recoupment does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the expenses were reimbursed or absorbed.

Beginning on January 1, 2021, ICON will no longer send paper copies of the Funds’ annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from your financial intermediary.  Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and given a website address of where to access the report.

If you have already opted to receive e-delivery, this change will not affect you and you do not need to take any action.  You may elect to receive reports and other communications electronically through your intermediary.  Your election to receive reports as a paper copy will apply to all ICON Funds held in your account.

2	Summary Prospectus ICON Emerging Markets Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,140	$1,557	$2,714
Class S	$158	$ 500	$ 866	$1,894

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of the portfolio.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify securities, industries and sectors in emerging markets that ICON’s methodology suggests are underpriced or overpriced relative to our calculation of intrinsic value. ICON believes that equity markets go through themes over time. Simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We compute a value-to-price ratio for the securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes without restrictions on market capitalization. The Fund may invest up to 25% of its assets in a single industry. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers whose principal activities are in an emerging market, or are economically tied to an emerging market country.

In general, countries may be considered emerging or developing if they are included on any one of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, classified as a developing or emerging market or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund. For purposes of the Fund’s investments, a determination is made that an issuer’s principal activities are in an emerging market country or that an issuer is economically tied to an emerging market country by utilizing the Morgan Stanley Capital International (“MSCI”) global classification of securities methodology (“MSCI Global Classification”). The MSCI Global Classification, in general, looks at the country of incorporation and where the securities are primarily listed. However, in some situations additional factors may also need to be considered, such as: the geographic distribution of the issuer’s operations (in terms of assets and production); the location of its headquarters; and the country in which investors consider the issuer to be most appropriately classified. Such a determination can also be based, in whole or in part, on classifications under the MSCI Emerging Markets Economic Index. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Foreign Investment Risk.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Special Risks of Developing and Emerging Markets.  The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact the Fund’s ability to

3	Summary Prospectus ICON Emerging Markets Fund

calculate accurately the intrinsic value of the securities. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative and higher risk.

Regional Focus.  At times, the Fund might increase the relative emphasis of its investments in a particular region of the world. Stocks of issuers in a region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region more than others. If the Fund has a greater emphasis on investments in a particular region, it may be subject to greater risks from adverse events that occur in that region than the Fund that invests in a different region or that is more geographically diversified. Political, social or economic disruptions in the region may adversely affect the values of the Fund’s holdings.

Globalization Risks.  The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the U.S. economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Portfolio Turnover Risk.  Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Non-Diversified Portfolio Risk.  The ICON Emerging Markets Fund is “non-diversified” which means that a Fund may own larger positions in a smaller number of securities than funds that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of a diversified fund.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies, which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class S shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Effective May 5, 2014 the Fund changed its principle investment strategy. The performance shown is of the Fund before the change and current performance will differ. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

4	Summary Prospectus ICON Emerging Markets Fund

Year-by-Year Total Return
as of 12/31 — Class S Shares

Best Quarter: Q2 2009 35.82%  Worst Quarter: Q3 2011 -23.91%

Average Annual Total Returns
for the Periods ended 12/31/18

ICON Emerging Markets Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class S	2/25/1997
Return Before Taxes		-10.15%	1.51%	7.57%	2.79%
Return After Taxes on Distributions		-10.54%	1.44%	7.46%	2.55%
Return After Taxes on Distributions and Sale of Fund Shares		-5.23%	1.26%	6.21%	2.26%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		-14.25%	2.03%	8.39%	5.71%
Class A^	5/31/2006	-15.55%	0.09%	6.70%	1.58%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		-14.25%	2.03%	8.39%	4.80%

^Class C merged into Class A effective January 10, 2017. Former Class C shareholder performance may be different.

After-tax performance is shown only for the Fund’s Class S shares. After-tax performance for the Fund’s Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

On October 23, 2019, ICON Advisers, Inc., the investment advisor to ICON Funds, a Massachusetts business trust and open-end investment company (“ICON”), and CCM Partners, LP d/b/a Shelton Capital Management, the investment adviser of SCM Trust, a Massachusetts business trust and open-end investment company (“SCM Trust”), entered into a Transaction Agreement whereby they each agreed to recommend to the Board of Trustees of ICON and SCM Trust, respectively, that the separate funds of ICON be reorganized with and into certain SCM Trust funds. As of the date of this supplement, the transaction is being evaluated by the ICON Board of Trustees. This is subject to change. There is no assurance the transaction will be approved by the ICON Board. Further, even if approved by the ICON Board, the transaction will be subject to shareholder approval.

Portfolio Managers: Craig T. Callahan, Brian Callahan, and Scott Callahan are the Co-Portfolio Managers of the Fund. Craig T. Callahan, Brian Callahan, and Scott Callahan became Portfolio Managers of the Fund in May 2019.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920 Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, in which case you may be taxed upon withdrawal from such tax-deferred entities.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.